EXHIBIT 99.1

Charter Financial Corporation Annual Meeting

February 26, 2003

1.	Title/Logo (for guidance only … slide titles not intended to be read)

Good morning ladies and gentleman and thank you for joining us today for the Charter Financial Corporation annual meeting.

2.	Safe Harbor

Before we get started, I’d like to remind you that some of the ground we will cover today may include forward-looking statements that are based on our best assessments of the situation and probable future outcomes.

I won’t read all of the cautions included on this slide, but I strongly recommend that you consider the risks and assumptions outlined in the annual report you have received today and our regular filings with the Securities and Exchange Commission.

Today I’m going to review the past year—our first as a publicly traded company—and some of the factors that contributed to our results.

Curt Kollar, our chief financial officer, will follow that with a brief discussion of our financial data.

Then I’ll return with some brief closing comments before we take any questions.

3.	Stockholder Value Strategies

Our focus at Charter Financial Corporation is to enhance shareholder value.

We aim to do this through effective deployment of our capital on three fronts:

•	By expanding our retail franchise to ultimately create a higher level of ongoing earnings

•	By managing our substantial investment in Freddie Mac common stock

•	And by managing our surplus capital—some of it the result of our initial public offering—to provide the attractive returns to our shareholders

4.	Our Goal

I will cover each of these in greater depth shortly, but first I’d like to take a look at our ownership structure and some of the unique advantages it gives us in executing our strategy.

5.	Ownership Structure (organization chart)

As you’ll note, Charter Financial Corporation is the parent company of CharterBank, our principal operating subsidiary.

The corporation’s stock is owned by you, our shareholders, and by First Charter, MHC, a Mutual Holding Company.

6.	Ownership Structure (text)

The Mutual holding company owns 80 percent of the outstanding shares of Charter Financial.

It has waived its right to receive dividends since the first one beginning last June.

It also has indicated it will continue to do so subject to the board’s duties to the MHC membership. When the MHC waives its dividend you, the 20 percent owners, receive the benefit of the cash dividend.

Both Charter Financial and CharterBank have strong capital structures.

7.	Stockholder Value Strategies (retail bank)

As I mentioned, deploying that capital is the key to our strategy of enhancing shareholder value. One element of that strategy is to build our retail franchise through acquisitions and opening new branches. Ultimately, we expect the franchise to throw off higher earnings. However, over the near term we will push for growth rather than current earnings.

8.	Our Value Proposition

We believe CharterBank is well positioned for growth because of our emphasis is on providing the products, convenience and service that is highly valued by our customers. Our service philosophy is built on respecting the value of our customers’ time.

9.	An Entirely new banking experience

Our challenge is to make each customer interaction a pleasing experience from the customer’s perspective.

10.	Acquisition

Growth through the acquisition route is a relatively sure path. The just-completed acquisition of EBA BancShares, the parent company of Eagle Bank of Alabama, is an excellent example of how we plan to employ that avenue to grow our retail franchise.

For 8.4 million dollars, we acquired three branches and $62 million in deposits—and the corresponding customer relationships—and furthered our expansion in the important and growing Auburn-Opelika area. Purchase accounting will result in about $6 million of intangible assets as a result of the transaction.

11.	Access & Customer Experience (branch map)

We now have eight full-service branches along our I-85 corridor market area. There is a significant crossing of markets with customers living in one market and working or shopping in another.

12.	Market Area Demographics

While we have been the dominant player in our traditional base of “The Valley,” this market is declining.

The area has been dependant on textile manufacturing, which is traditionally a low-wage industry and is facing fierce foreign competition.

That is why we are concentrating on expanding to new, more vibrant markets such as Auburn-Opelika.

The Eagle Bank acquisition builds on the momentum we have established by opening a de novo branch in Auburn a little over a year ago.

13.	Retail Strategy (text & TFC photo)

In all our markets, we continue to concentrate on building business around the teller counter by promoting core deposit products like Totally Free Checking, savings accounts and money market accounts. On the lending Side, we maintain our traditional focus on 1-4 real estate based lending while strengthening the commercial real estate side.

14.	Retail Strategy (outstanding convenience)

We also provide our customers unmatched convenience with

•	Extended lobby and drive-in hours

•	24-hour telephone banking

•	Internet banking

•	And conveniently located ATMs

•	And our “spinning penny” coin counter has been a hit for young and mature customers alike. When penny starts spinning and running the tally, the lobby gets festive whether its kid’s piggy bank or an oldtimer’s pickle jar everyone gets a kick out of watching someone’s pocket change realize a dream.

All these things are aimed at providing outstanding convenience and time-valuing service and a good experience for our customer.

15.	Stockholder Valuation Strategies (manage FRE)

The second element in our strategy of building shareholder value is to effectively manage our sizeable investment in Freddie Mac stock.

16.	Freddie Mac

Charter Financial and its subsidiaries own a total of about 4.66 million shares of Freddie Mac, which is traded on the New York Stock Exchange as F-R-E. The MHC owns an additional 400,000 shares.

At the end of the first quarter on December 31, we had an unrealized gain of nearly 165 million dollars on that investment. When I talk about gains I am referring to the after tax gain.

Freddie Mac currently pays an annual dividend of 88 cents a share, equivalent to about 21 cents for each Charter Financial share.

17.	Stock Performance (FRE chart)

We have owned stock in Freddie Mac for about 16 years and, over the past 10 years; it has delivered an annual rate of return of 17.5%. This chart graphically illustrates the Price performance of our Freddie Mac stock over the past 10 years.

18.	Manage Freddie Mac Investment

Our long-term strategy with our Freddie Mac investment is to gradually diversify it as needed to further implement our growth plan.

In doing so, we expect to balance the potential growth in value of the Freddie Mac stock with the income we could realize by partially cashing it out and investing in other income producing operations.

19.	Stockholder Valuation Strategies (manage surplus capital)

The third leg of our shareholder value enhancement strategy is to manage and deploy our surplus capital.

20.	Cash Dividends

Cash dividends are one means we use to realize the twin goals of managing our capital and rewarding shareholders.

As I mentioned earlier, First Charter MHC has waived its right to dividends and has indicated it will continue to do so as long as waiving meshes with the interests of the MHC and its depositors.

We instituted our first quarterly dividend of 10 cents a share last June.

The first two payouts were equivalent to about 25.3% percent of net income and about a 1.3% annual yield on the stock price of $31.08 on December 31.

21.	Stock Purchases and Buybacks

Stock purchases and buybacks are another tactic in our stockholder value strategy.

We recently completed purchases of 158,000 shares to fund our restricted stock plan.

With your approval today, we will be looking to purchase another shares 125,000 for that plan.

We also will evaluate stock buybacks against other capital management strategies as a means of managing shares outstanding thereby increasing the value of remaining shares and future dividends to minority shareholders.

22.	$216 Million In Surplus Capital

Our legal and financial structure presents enormous opportunity for shareholders but there are numerous financial, tax and regulatory issues to be considered.

We have about 216 million dollars in surplus capital between Charter Financial and the bank.

Charter financial has 15 million dollars in cash plus an unrealized gain of 74 million dollars in Freddie Mac stock.

CharterBank’s capital, review, is 37 million dollars above the regulatory “well-capitalized” level.

The bank also has an unrealized gain in Freddie Mac stock totaling about 90 million dollars.

The overall capital exceeds any foreseeable retail franchise needs.

23.	Capital Management Goals

As we consider our capital management options, we have three primary goals in mind:

To use the Mutual Holding Company dividend waiver to maximize returns to minority shareholders

To minimize share dilution to minority shareholders

And to build stock liquidity

24.	Stock Performance (vs. Nasdaq)

The soundness of our strategy, the potential of our structure and our success to date apparently has been recognized by the investment community, as our stock’s performance since the Initial Public Offering indicates.

During the period following our first trading day of October 17, 2001—when we closed at $14.25/share, already up substantially from the 10-dollar IPO price—our stock has appreciated more than 120 percent.

That far outstrips the Nasdaq Composite, which is in negative territory over that period.

25.	Stock Performance (SNL chart)

We have outperformed other mutual holding companies over the past year as well. You can see from this slide that MHC’s generally found favor with investors last year.

26.	Charter Financial Among Top 10…

As a sidebar Charter Financial was selected by the Atlanta Journal Constitution as one of the Top 10 performing stocks in Georgia during 2002.

27.	Directors

At this point I’d like to recognize some of the people who contributed to our success over the years.

First, among my fellow directors—and I’ll ask each of you to stand when I call your name—are:

•	Bubber Johnson, my father, chairman of the board, who has been a director and a guiding force since the bank’s inception in 1954.

•	Jane Darden

•	Zim Cauble

•	William Hudson

•	Tommy Lane

•	And, Terry Taunton

28.	Executive Officers

Among my fellow executive officers are:

•	Lee Washam, Executive Vice President

•	Curt Kollar, Chief Financial Officer, who will be speaking to you shortly

•	Bill Gladden, Vice President and Corporate Secretary

29.	Vice Presidents

We also have several vice presidents who offer valuable insight and guidance in our quest for excellence:

•	Phyllis Boyett, Vice President, Director of Human Resources

•	Patrick Crews, Regional Vice President in Lagrange

•	Tom Cyphers, Vice President, Real Estate Division

•	Linda Drummond, Regional Vice President here in the valley

•	John Harrell, Regional Vice President in Lee County-Auburn/Opelika

•	Mike Trimeloni, Vice President, Credit Administration

•	Donna Williams, Vice President, Director of Marketing

30.	Other Officers

And here are our other officers who supervise the day-to-day operations at our offices and generally make it possible for us to perform on plan.

31.	Charter Foundation

I’d also like to take a moment to mention the Charter Foundation, the charitable arm of CharterBank of which we are especially proud.

The foundation, which was created in 1994, now has about $6.7 million dollars in assets. For each of the last couple of years it has awarded about $400,000 in grants in support of our local communities. By the end of 2003, the cumulative grants will exceed $2 million.

32.	Financial Performance

With that I’d like to turn meeting over to our chief financial officer, Curt Kollar, for a review of our financial performance.

Curt…

(Financial Performance Slide Remains Up)

Thank you Bob.

Rather than recap all the numbers, I’m going to cover some of the key points in our performance.

33.	FY02 Income

As you know, with rapidly declining interest rates and low economic growth, this has not been the best economic climate for many banks.

Our net income for fiscal 2002 was 2.9 million dollars, which is about 1.9 million dollars less than the prior year.

This was the result primarily of lower net interest income and increased noninterest expense. I will talk more about our net income after discussing a couple balance sheet changes.

34.	FY02 Balance Sheet

Total assets are up 87.6 million dollars, reflecting the increase in leverage using mortgage-related securities and borrowings.

The Realized stockholders’ equity—or equity excluding the unrealized gains or losses on securities—is up 37 million dollars, most of which consisted of proceeds from the stock offering.

35.	Loan portfolio

The loan portfolio decreased primarily as a result of runoff in one-to-four family residential mortgages,

We purposefully are shifting our loan mix toward commercial real estate from single family residential but the single family REFI boom made this happen faster than we intended.

36.	Loan originations

Loan originations were strong, including commercial real estate lending.

One-to-four family originations were also strong BUT MOST of the loans were sold into the secondary market. retained single family loans did not offset the runoff from the portfolio.

37.	Core Deposit Growth

Core deposits continued to grow as a result of our market expansion, improved convenience such as extended hours and our investment in marketing initiatives to attract new checking accounts.

38.	Deposit Fees

Along with the checking account growth came a corresponding increase in deposit fees.

39.	Mortgage Banking Revenue

Mortgage banking revenue continued an upward trend because of record-levels of activity, primarily refinancing.

We do not, however, believe we can maintain this level as the refinancing wave may have peaked.

40.	Yields And Margin w/o FRE

Excluding our Freddie Mac investment, margins were compressed by low rates and the wholesale leverage.

Back in the March 2001 quarter, rates looked low by historical standards so we locked in fixed-rate Federal Home Loan Bank advances to reduce our liability sensitivity.

These advances, with rates between 6.22 % and 5.4%, became expensive, as rates continued their downward path.

We also have a couple of floating rate advances with periodic floors that have hurt our interest margin.

Restructuring these borrowings is expensive at current rates due to market-based prepayment penalties, but Restructuring is something we are evaluating.

We’ve also been affected by refinancing in one-to-four family loans, which have shrunk our loan portfolio and reduced margin and interest income.

Rates are so low that we have not been able to reduce deposit rates to the same extent that yields on assets have come down. Building the retail franchise will allow us to reduce the proportion of wholesale leverage and thus increase the net interest margin.

41.	Yields and margin w/ Freddie

When you add the effects of owning Freddie Mac stock, with a dividend yield on Freddie Mac stock of 1 to 1.5 percent, that reduces our asset yield and gives us a relatively low spread.

While this is the accepted methodology, we feel that looking at the margin and spread without the Freddie Mac stock provides more meaningful information and a more meaningful comparison with other financial institutions.

42.	Noninterest Expense

Components of the increase in non-interest expense between 2001 and 2002 include:

•	The cost of Stock-based compensation

•	Marketing the high performance checking program, extending branch hours and opening a branch in Auburn market.

•	Building our commercial loan credit capabilities.

•	New expenses, including professional fees, associated with being a public company.

This higher level of expenses reflects our decision to invest in building the retail franchise knowing that it will lower current earnings and build future value.

43.	Q1 income

As these points illustrate, similar income trends continued into the first quarter.

Net interest income and margin compression continued, exaggerated by the amortization of premiums on mortgage securities.

Noninterest income was down 91,000 dollars, but the prior-year quarter included 300 thousand dollars more in gains on sale of securities.

Deposit fees and the gain on the sale of loans increased.

Higher compensation expense was the most significant factor in the increase in noninterest expense.

44.	Title/Logo (looking ahead)

Now Bob will provide an overview of what to look for the balance of this year.

Bob …

45.	Outlook for 2003

Thank you Curt

As we look forward to the balance of fiscal 2003, we expect the second half of the year to show improvements, barring any dramatic changes to current trends.

As THE REFINANCING wave subsides, we expect the margin pressure to ease somewhat.

We have every reason to believe Freddie Mac sometime in the next few weeks will increase its cash dividend, as the company has for 10 consecutive years.

We also expect to continue growing core deposits and the corresponding fee income.

Gains on sales of loans, however, may diminish as refinancing activity decreases.

46.	Stockholder Valuation Strategies

A key part of our capital deployment strategy is to build our retail bank franchise, a goal that remains at the forefront.

We also plan to replace low-return wholesale products with retail products and to control noninterest expense.

As to our excess capital, we are continually examining means of trading that for earnings, such as with retail expansion.

We also will consider sales of Freddie Mac stock to fund acquisitions and build earnings.

The level of dividends, as well as buybacks, will be a strong consideration as we go forward.

We believe continuing to execute our three-prong strategy will help us achieve higher shareholder value.

Curt and I thank you for your attention and our entire management team looks forward to delivering on our goal of building the value of your investment in Charter Financial.

At this time we’ll take any questions you may have.

Charter Financial CORPORATION

Annual Meeting

February 26, 2003

Forward Looking Statement

This presentation and the accompanying commentary may contain "forward-looking statements" that may be identified by use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential." Examples of forward- looking statements include, but are not limited to, estimates with respect to our financial condition and results of operation and business that are subject to various factors that could cause actual results to differ materially from these estimates. These factors include but are not limited to general and local economic conditions; changes in interest rates, deposit flows, demand for mortgages and other loans, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services. Any or all forward-looking statements in this release and in any other public statements we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or known or unknown risks and uncertainties. Consequently, no forward-looking statements can be guaranteed. The Company disclaims any obligation to subsequently revise any forward- looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Charter Financial
CORPORATION

Stockholder Value Strategies

Enhance Shareholder Value By Effectively Deploying Our Capital

1. Invest In Building Retail Franchise
2. Manage Freddie Mac Investment
3. Manage Surplus Capital To Provide Attractive Returns To Shareholders

Charter Financial
CORPORATION

Our Goal

To continually enhance shareholder value by blending the unique advantages of our structure and our robust capital position. That includes building the dividend-paying capacity of our bank, managing our 4.66 million share portfolio of Freddie Mac common stock and other strategies such as stock repurchases that may be available.

Charter Financial
CORPORATION

Ownership Structure

First Charter MHC
80%
Public Shareholders
20%
Charter Financial Corporation
CharterBank
Charter Insurance
Charter Investments

Charter Financial
CORPORATION

Ownership Structure

- Mutual Holding Company (MHC) Owns 80% Of CHFN
- MHC Can Waive Its Dividend
- CharterBank And CHFN Both Very Strongly Capitalized

Charter Financial
CORPORATION

Stockholder Value Strategies

Enhance Shareholder Value By
Effectively Deploying Our Capital

1. **Invest In Building Retail Franchise**
   - Build new branches
   - Acquire banks, branches
2. **Manage Freddie Mac Investment**
3. **Manage Surplus Capital To Provide Attractive Returns To Shareholders**

Charter Financial
CORPORATION

Our Value Proposition

CharterBank creates value for its customers with outstanding convenience, customer friendly products, and spirited, time valuing service.

Charter Financial
CORPORATION

CharterBank
Solid Solutions We're Building Together

An Entirely *New* Banking Experience

Charter
Bank

Charter Financial
CORPORATION

Acquisition

- Completed Acquisition Of
  Eagle Bank Of Alabama February 21
- Paid $8.4 Million Cash
- Acquired $62 Million Deposits
- Furthers Expansion Into Growing Auburn-Opelika
- Acquisitions A Key Component Of
  Shareholder Value Creation Strategy

Charter Financial
CORPORATION

Access & Customer Experience

Downtown
Opelika, Alabama
Headquarters
West Point, Georgia
Downtown
LaGrange, Georgia
Midway Plaza
Opelika, Alabama
Shawmut
Valley, Alabama
Moores Mill
Auburn, Alabama
Fairfax
Valley, Alabama
East University
Auburn, Alabama
Wheeler
Lake
Appalachian
Mountains
Guntersville
Lake
Lake Sidney
Lanier
Atlanta
Clarks Hill
Lake
Chattahoochee
River
ALABAMA
West Point
Montgomery
Columbus
GEORGIA
Tombigbee
River
Alabama
River
Lake
Blackshear
Altamaha
River

CharterBank

Charter Financial
CORPORATION

Market Area Demographics

- We Control Dominant Share In Home Market: "The Valley"
- Home Market Is Declining In Population
- Local Employment Is Dependent On Textile Manufacturing
  - Traditionally Low Wage Industry
  - Under Intense Foreign Competitive Pressure
- Expanding Into Growing Markets Is Key To Building Our Franchise And Deploying Our Capital

Charter Financial
CORPORATION

Retail Strategy

- Market Diversification
- Focus On Core Deposits
  - ➢ Totally Free Checking
  - ➢ Savings accounts
  - ➢ Money market accounts

Totally
FREE Checking

totallyfree
checking
Don't get
taken for
a ride!

Charter Financial
CORPORATION

Retail Strategy

Outstanding Convenience And Customer Service

- Extended hours
- Spinning Penny counter
- 24-hour telephone banking
- Internet banking
- ATMs

spinning
penny

BANK EARLY AND LATE
7:30 'til 8:00 Weekdays
7:30 'til 6:00 Saturday
CharterBANK

Charter Financial
CORPORATION

Stockholder Value Strategies

Enhance Shareholder Value By Effectively Deploying Our Capital

1. Invest In Building Retail Franchise
2. **Manage Freddie Mac Investment**
3. Manage Surplus Capital To Provide Attractive Returns To Shareholders

Charter Financial
CORPORATION

Freddie Mac

- Total Ownership 4.66 Million Shares
- Unrealized Gain Of $164.9 Million As Of 12/31/02
- Paying 88 Cents Per Share Annual Dividend
- Equals 21 Cents Per CHFN Share Annualized
- Charter Has Owned FRE Stock Since 1987
- FRE Boasts A 17.5% 10-year Total Rate Of Return

Charter Financial
CORPORATION

Stock Performance

Freddie Mac, 10 Years

$75
$70
$65
$60
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

Charter Financial
CORPORATION

Manage Freddie Mac Investment

- Long-Term Strategy To Diversify Position
- Balancing Value Growth And Income Recognition
- Equitable To The Insured Bank And To Public And Private (MHC) Shareholders

Charter Financial
CORPORATION

Stockholder Value Strategies

Enhance Shareholder Value By Effectively Deploying Our Capital

1. Invest In Building Retail Franchise
2. Manage Freddie Mac Investment
3. **Manage Surplus Capital To Provide Attractive Returns To Shareholders**

Charter Financial
CORPORATION

Cash Dividends

- First Charter MHC Can Waive Right To Cash Dividends
- First 10-Cent Quarterly Dividend In June 2002
- FY02 Payout Ratio: 25.3% Of Net Income
- 1.3% Dividend Yield To December 31, 2002 Price Of $31.08

Charter Financial
CORPORATION

Stock Purchases And Buybacks

- Completed Stock Purchases To Fund Restricted Stock Plan (158,579 Shares)
- Stock Buybacks Reduce Outstanding Shares And Are Evaluated Against Other Capital Management Opportunities

Charter Financial
CORPORATION

$216 Million Surplus Capital

- Charter Financial Has $15 Million Cash And Unrealized Gains On Freddie Mac Stock Of $74 Million

****

- CharterBank Regulatory Capital Is $37 Million Over "Well Capitalized" Level
- Bank Has $90 Million Unrealized Gains On FRE Stock
- Capital Exceeds Foreseeable Retail Franchise Needs

Charter Financial
CORPORATION

Capital Management Goals

- Use MHC Dividend Waiver To Enhance Returns To Minority Shareholders
- Minimize Share Dilution Of Minority Shareholders
- Maintain Stock Liquidity

Charter Financial
CORPORATION

Stock Performance

Since Conversion, CHFN vs. Nasdaq Comp

CHFN Daily
NASDAQ
+130%
+120%
+110%
+100%
+90%
+80%
+70%
+60%
+50%
+40%
+30%
+20%
+10%
0%
-10%
-20%
-30%
-40%
Nov 01
Feb 02
May 02
Aug 02
Nov 02
Feb 03

Charter Financial
CORPORATION

12-Month Stock Performance CHFN vs. SNL MHC INDEX

50.0
40.0
30.0
20.0
10.0
0.0
-10.0
% Change
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
03
Feb
CHFN (+33.74%)
Thrift MHCs (+28.01%)

Charter Financial CORPORATION

Charter Financial Among Top 10 Georgia Stocks In 2002

Charter Financial, a West Point savings and loan, managed a 77.6 percent gain despite lower net income for its fiscal year. The rise in the company's shares since its October 2001 initial public offering meant higher costs for stock-based benefits, which reduced profits.

Reprinted from
The Atlanta Journal Constitution,
Wednesday, Jan. 1, 2003

BEST OF GEORGIA STOCKS

Company	2002 gain	12/31/2002 close
Firstwave Technologies	+1,445.6%	$15.92
Lund International Holdings	+323.1%	$1.10
Scherer Healthcare	+173.9%	$8.50
Immucor	+153.6%	$20.25
Marine Products	+121.4%	$9.85
Georgia-Carolina Bancshares	+105.5%	$18.05
Industrial Distribution Group	+105.3%	$3.08
Summit Bank	+79.9%	$12.50
Bway	+79.8%	$19.78
Charter Financial	**+77.6%**	**$31.08**

Charter Financial
CORPORATION

Directors

John W. Johnson, Jr.*
Robert L. Johnson[1]
Thomas M. Lane[1,2,3]
David Z. Cauble, III[1,2,3,4]
Jane W. Darden[1,2,3]
R. Terry Taunton[1,2,3,4]
William B. Hudson[1,2,3,4]

*Chairman of the Board
[1]Executive Committee
[2]Audit Committee
[3]Compensation Committee
[4]Nominating Committee

Charter Financial
CORPORATION

Executive Officers

John W. Johnson, Jr., Chairman Of The Board

Robert L. Johnson, President And Chief Executive Officer

Lee Washam, Executive Vice President

Curtis R. Kollar, Chief Financial Officer

William C. Gladden, Vice President And Secretary

Charter Financial
CORPORATION

Vice Presidents

Phyllis Boyett, Vice President, Director of Human Resources

Patrick Crews, Regional Vice President

Tom Cyphers, Vice President, Real Estate Division

Linda Drummond, Regional Vice President

John Harrell, Regional Vice President

Mike Trimeloni, Vice President, Credit Administration

Donna Williams, Vice President, Director of Marketing

Charter Financial
CORPORATION

Other Officers

Sharon Adams, AVP, Controller

Bonnie Bonner, Assistant Secretary, AVP

Nick Deweese, AVP, Accounting

David Philpott, AVP, Information Systems Manager

Debbie Pigg, AVP, Branch Manager

Cheryl Pike, AVP, Loan Servicing/Collections Manager

Cindy Royster, AVP, Deposit Operations Manager

Susan Bullock, Bank Officer, Commercial Lender

Paul Crowder, Bank Officer, Facilities Manager

Bruce Emfinger, Bank Officer, Commercial Lender

Trudy Estes, Bank Officer, Items Processing Manager

Susan Groover, Bank Officer, Compliance

Jeri Miles, Bank Officer, Assistant Branch Manager

Brent Milner, Bank Officer, Information Systems

Linda Myers, Bank Officer, Electronic Banking

Elaine Rhodes, Bank Officer, Branch Manager

Lisa Spradlin, Bank Officer, Accounting

Charter Financial
CORPORATION

The Charter Foundation

The Gifting Arm of CharterBank

- Created 1994
- $6.7 Million In Assets
- Grants About $400,000 Annually
- We Support Our Local Communities

Charter Financial
CORPORATION

Charter Financial
CORPORATION

Financial Performance

FY02 Income

- Net Income Down $1.9 Million
- Net Interest Income Before Provision Down $530,000
- Non-interest Income Up $286,000
- Non-interest Expense Up $2.8 Million

Charter Financial
CORPORATION

FY02 Balance Sheet

- Total Assets Up $87.6 Million
- Loans Down $7.7 Million
- Mortgage Securities Up $129.3 Million
- Retail Deposits Up $9.1 Million
- Realized Stockholders Equity Up $37.1 Million
- Accumulated Other Comprehensive Income Down $24.9 Million

Charter Financial
CORPORATION

Loan Portfolio

($ 000s)
300000
250000
200000
150000
100000
50000
0
2000
2001
2002
Consumer and Other
1-4 Family Residential
Real Estate Contruction
Commercial
Commercial Real Estate

Charter Financial
CORPORATION

Loan Originations

($ 000s)
200000
150000
100000
50000
0
2000
2001
2002
Real Estate Contruction
Consumer and Other
Commercial Real Estate and Commercial
1-4 Family Residential

Charter Financial
CORPORATION

Core Deposit Growth

($ millions)
$70
$60
$50
$40
$30
$20
$10
$-
$8
$11
$22
$10
$19
$25
$9
$26
$34
2000
2001
2002
Savings
Money Market
Checking

Charter Financial
CORPORATION

Deposit Fees

$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Q1-00
Q2-00
Q3-00
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02
Q2-02
Q3-02
Q4-02

Charter Financial
CORPORATION

Mortgage Banking Revenue

Gain on Sale of Loans

$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
FY 2000
FY 2001
FY 2002

Charter Financial CORPORATION

Yields And Margin w/o FRE

9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2000
2001
2002
Asset Yield
Cost of Liabilities
Net Interest Margin

Charter Financial
CORPORATION

Yields And Margin w/FRE

7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2000
2001
2002
Asset Yield
Cost of Liabilities
Net Interest Margin

Charter Financial
CORPORATION

Noninterest Expense

($ millions)
$14
$12
$10
$8
$6
$4
$2
$0
2000*
2001
2002
Marketing
Professional Services
Other
Cash Comp. & Bnfts
Stock Comp. & Bnfts

*Excludes goodwill amortization and impairment

Charter Financial
CORPORATION

Q1 Income

- Net Income down $233,000
- Net Interest Income down $262,000
- Noninterest Income down $91,000
- Noninterest Expense up $174,000

Charter Financial
CORPORATION

Outlook For 2003

- Continuing Low Interest Rate Environment
  - Causes volatility in portfolio balances and revenue forecasts
- Continued Net Interest Income Compression In Q2
  - Easing In 2nd Half
- Continued Improvement In Portfolio Loan Mix
- Expect Deposit Fee Income Growth
- Expect Freddie Mac To Raise Dividend
- Pressure On G&A Expense
  - Due To Eagle Bank acquisition, extended hours and marketing

Charter Financial
CORPORATION

Stockholder Value Strategies

Enhance Shareholder Value By Effectively Deploying Our Capital

1. Invest In Building Retail Franchise
2. Manage Freddie Mac Investment
3. Manage Surplus Capital To Provide Attractive Returns To Shareholders

Charter Financial
CORPORATION